SECOND AMENDMENT
TO
2000 EQUITY INCENTIVE PLAN
OF
COUNTRYWIDE FINANCIAL CORPORATION

        WHEREAS, Countrywide Financial Corporation (the “Company”) desires to amend its 2000 Equity Incentive Plan (the “Plan”) to provide for a new grant date for nonemployee director options;

        NOW, THEREFORE, the Plan is amended to read as follows effective March 18, 2003:

         1.   The first sentence of Section 6.8(a), Grant, is hereby deleted and a new first sentence shall replace it as follows:

        “On the first business day of April of each year that the Plan is in effect, each Nonemployee Director shall automatically be granted a Nonqualified Option (a “Nonemployee Director Option”) to purchase Shares under the Plan.”

        IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed by its duly authorized officer this 1st day of May, 2003.

Countrywide Financial Corporation

By: /S/ Thomas H. Boone Thomas H. Boone Senior Managing Director Chief Administrative Officer

Attest:

      /S/ Gerard A. Healy
Gerard A. Healy
Assistant Secretary